UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2012

DIGITAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Colorado                                            001-32560                           84-1403152

(State or other jurisdiction                 (Commission                       (IRS Employer
                    of incorporation)                  File Number)                      Identification No.)

Registrant's telephone number, including area code   (913) 227-0045

(FORMERLY ICOP DIGITAL, INC)
15621 W. 87th Street, #355
Lenexa, KS  66219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on January 21, 2011, Digital Systems, Inc. (the “Registrant”) (known at the time as “ICOP Digital, Inc.”)  filed a voluntary petition for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Kansas, Kansas City Division (the “Court”), Case No. 11-20140-11-rdp (the “Chapter 11 Proceeding”).

On February 14, 2012, the Registrant filed a disclosure statement (the “Disclosure Statement”) (previously attached to the Registrant’s Form 8-K filed on February 22, 2012 as Exhibit 99.1).  On February 14, 2012, the Registrant filed a plan of liquidation with the Court (the “Plan”) (previously attached to the Registrant’s Form 8-K filed on February 22, 2012 as Exhibit 99.7).

On April 26, 2012, the Court confirmed the Plan and approved the Disclosure Statement in a Confirmation Order (attached hereto as Exhibit 99.1 and incorporated by reference herein) (the “Confirmation Order”).  By order of the Court in the Confirmation Order, and pursuant to the Plan, all stock of the Company will be cancelled on July 24, 2012 (the “Effective Date”).  The Registrant intends to file a Form 15 to suspend its filing obligations to the SEC on the Effective Date.

Cautionary Statements Regarding Financial and Operating Data

The Registrant cautions investors not to place undue reliance upon the information contained in the Disclosure Statement and related schedules or the Plan and the related schedules (collectively the “Disclosure Package”). The Disclosure Package was not audited or reviewed by independent accountants, will not be subject to audit or review by the Registrant’s external auditors at any time in the future, is in a format consistent with applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurances that, from the perspective of an investor or potential investor in the Registrant’s securities, the Disclosure Package is accurate or complete.

Cautionary Statement Regarding Forward-Looking Statements

This report on Form 8-K and the attached Exhibits contain forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to material known and unknown risks, uncertainties and contingencies. These forward-looking statements include information about our Chapter 11 Proceeding. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate,” and “estimate,” the negative of these words or other comparable words. These statements are only predictions and expressions of belief. You should not place undue reliance on these forward-looking statements. These forward-looking statements are qualified by their terms and/or important factors, many of which are outside our control, and involve a number of risks, uncertainties and contingencies that could cause actual results and events to differ materially from the statements made.

The Registrant’s informational filings with the Court, including Disclosure, are available to the public at the office of the Clerk of the Bankruptcy Court, 161 U.S. Courthouse, 500 State Ave., Kansas City, Kansas 66101.

Item 9.01               Financial Statements and Exhibits

Exhibit No.             Description
99.1	Confirmation Order of the United States Bankruptcy Court for the District of Kansas, Kansas City Division dated April 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL SYSTEMS, INC.
Date: April 27, 2012	/s/ David C. Owen David C. Owen Chief Executive Officer